CERTIFICATION PURSUANT TO SECTION 906 		EXHIBIT 32
           OF THE SARBANES-OXLEY ACT OF 2002
        CERTIFICATION OF CHIEF EXECUTIVE OFFICER
             AND CHIEF FINANCIAL OFFICER

                      PURSUANT TO
                18 U.S.C. SECTION 1350,
                AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Colette Cozean, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of SurgiLight, Incorporated on Form 10-QSB for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of SurgiLight, Incorporated.

/s/ Colette Cozean
Colette Cozean
Chief Executive Officer
November 14, 2006


I, Stuart Michelson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of SurgiLight, Incorporated on Form 10-QSB for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of SurgiLight, Incorporated.

/s/ Stuart Michelson
Stuart Michelson
Chief Financial Officer
November 14, 2006